CONVERTIBLE BONDS PAYABLE	6 Months Ended
Jun. 30, 2020
CONVERTIBLE BONDS PAYABLE

10    CONVERTIBLE BONDS PAYABLE

Convertible Notes due June 1, 2025 issued by the Company (“Convertible Bonds due 2025”)

On June 5, 2018, the Company completed its issuance of Convertible Bonds due 2025 in an aggregate principal amount of US$300,000. The related issuance costs of US$8,948 were deducted from principal of the Convertible Bonds due 2025 and amortized over the period from issuance to the first put date (i.e. June 1, 2023) using the effective interest rate method. As of December 31, 2019 and June 30, 2020, accrued interests of RMB3,488 and RMB3,540 were recorded in accrued expenses, respectively.

The key terms of the Convertible Bonds due 2025 are summarized as follows:

Maturity Date

●	June 1, 2025

Interest

●	2.0% per annum, accruing from June 5, 2018 (computed on the basis of 360-day year composed of twelve 30-day months), payable semiannually in arrears on June 1 and December 1 of each year

Repurchase of Notes

●	Holders will have the right to require the Company to repurchase for cash all of their notes, or any portion of the principal thereof that is equal to US$1 thousand or an integral multiple of US$1 thousand, on June 1, 2023 or if a fundamental change occurs at any time.

Tax redemption

●	The Company may redeem, at its option, all but not part of the Convertible Bonds due 2025 if it becomes obligated to pay to the holder of any note ‘‘additional amounts’’ (which are more than a de minimis amount) as a result of any change in tax law at the price equal to 100% of the principal amount together with accrued and unpaid interest. Upon receiving notice of redemption, each holder will have the right to elect to: convert its notes; or not have its notes redeemed and GDS Holdings will not pay any additional amounts as a result of such change in tax law.

Conversion rights

●	Holders may convert their notes at their option at any time prior to the close of business on the third scheduled trading day immediately preceding the maturity date.
●	The conversion rate is initially 19.3865 ADSs of the Company per US$1 thousand principal amount of notes (equivalent to an initial conversion price of approximately US$51.58 per ADS), and subject to changes under certain anti-dilution conditions.

The Company determined that the embedded conversion option of the Convertible Bonds due 2025 was not required to be accounted for as an embedded derivative pursuant to ASC 815 Derivatives and Hedging. The Company also determined that there was no embedded beneficial conversion feature (“BCF”) attributable to Convertible Bonds due 2025 at the commitment date because the initial conversion price of Convertible Bonds due 2025 was greater than the fair value of the Company’s ordinary shares. Contingent BCF will be assessed upon occurrence of an adjusting event to the conversion price. The Company also determined there was no other embedded derivative to be separated from the Convertible Bonds due 2025.

The effective interest rate of the convertible bonds, after considering the related issuance cost, was 2.65%as of December 31, 2019 and June 30, 2020.